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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  JANUARY 13, 2005
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                           STELLAR TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)

            000-33099                               84-1553046
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    (Commission File Number)             (IRS Employer Identification No.)

             5633 STRAND BOULEVARD, SUITE 318
                        NAPLES, FL                                    34110
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (239) 596-8655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                      SECTION 7 - REGULATION FD DISCLOSURE

ITEM 7.01 REGULATION FD DISCLOSURE.

         On January 13, 2005, Stellar Technologies, Inc. (the "Registrant") issued a press release announcing the Registrant's recent activities and the January 15, 2005 expiration date of the one year holding period imposed by SEC Rule 144 on the shares of common stock issued to acquire Stellar Venture Partners, LLC. Richard Schmidt, the Registrant's Chairman and Chief Executive Officer, stated in the press release that he does not intend to sell any of the shares of common stock he currently owns.

         The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.


                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits
              99.1 Press Release, dated January 13, 2005, issued by the Registrant.




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STELLAR TECHNOLOGIES, INC.



Date: January 13, 2005                    By: /s/ Richard A. Schmidt
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                                                Richard A. Schmidt
                                                Chief Executive Officer

























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                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION
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99.1                   Press Release, dated January 13, 2004, issued
                       by Stellar Technologies, Inc.

































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